UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 27, 2020

INVESTVIEW INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

234 Industrial Way West, Suite A202
Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	888-778-5372

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note: This amendment is being filed to add Item 5.03 and to add exhibit 3.09, which were inadvertently omitted from the 8-K filed April 30, 2020. There are no other changes to this report.

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 27, 2020, Investview, Inc., entered into a Securities Purchase Agreement and related agreements with DBR Capital, LLC. Under the Securities Purchase Agreement, DBR Capital purchased a $1.3 million convertible promissory note at closing and, subject to certain conditions, agreed to purchase a $700,000 convertible promissory note on or before May 28, 2020, and a $9.0 million convertible promissory note on or before October 31, 2020. The Securities Purchase Agreement also contemplates the creation of a new broker-dealer subsidiary by Investview and the exchange of a portion of the equity of that subsidiary to DBR Capital for the rights to certain proprietary software and other intellectual property owned by DBR Capital.

In connection with the Securities Purchase Agreement, Investview and DBR entered into an Investor Rights Agreement under which Investview agreed to file a registration statement with the SEC to register the resale of shares of common stock issuable to DBR Capital upon conversion of the convertible promissory notes. DBR Capital will also have a right of first offer for subsequent securities transactions proposed by Investview. The parties also agreed to enter into a Guaranty and Collateral Agreement giving DBR Capital a security interest in all of the assets of both Investview and its wholly owned subsidiary Safetek, LLC, as long as the convertible promissory notes are outstanding. That agreement has not yet been finalized.

Concurrently with the Securities Purchase Agreement, certain Investview stockholders and DBR Capital entered into a Voting Agreement and Lock Up Agreements. Under the Voting Agreement, the Investview stockholders agreed to vote to reduce the size of Investview’s board of directors from seven to five members and to elect two of DBR Capital’s designees to the board. DBR Capital’s right to designate two directors for election will continue for as long as DBR Capital holds the convertible promissory notes or any other securities issued by Investview. If Investview is in default under any of the convertible promissory notes, the Investview stockholders agreed to vote for designees of DBR Capital for all five positions on the Investview board of directors. Under the Lock Up Agreements, certain Investview stockholders agreed not to sell any of their Investview common stock until the earlier of April 25, 2022, or when certain trading price and volume benchmarks are met.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above. The convertible promissory note was issued as the result of arm’s-length negotiations directly with DBR Capital in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and SEC Rule 506(b) for transactions not involving any public offering. No advertising or general solicitation was employed in offering the securities to DBR Capital. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 27, 2020, Ryan Smith, Chad Miller, Brian McMullen, and Jeremy Roma voluntarily resigned as directors of Investview, Inc. These resignations were not the result of any disagreement between the directors and Investview on any matter relating to Investview’s operations, policies, or practices.

The remaining three Directors, Joseph Cammarata, Annette Raynor, and Mario Romano, voted to fill two of the resulting vacancies on the board with David Rothrock and James Bell, the persons designated by DBR Capital. See Item 1.01 above.

David B. Rothrock, 55, has extensive executive management, board, and operational expertise in the automobile industry, fintech, financial services, residential and commercial real estate, property management, corporate financing, private equity, utility technology, environmental remediation services, insurance, wine retail operations and distribution, and wealth management. Mr. Rothrock is the chief executive officer of DBR Capital, LLC. Through his key roles as president and chief executive officer of DBR Capital LLC, MPower Trading Systems, Cedar Crest Partners G.P. LLC, and Rothrock Motors Sales, Inc. (a group of franchised automobile dealerships), , which collectively generate over $150 million in annual sales revenue. Mr. Rothrock is an active board member of charitable organizations that support breast cancer research and women’s health and fitness as well as the arts and theater in Lehigh Valley, PA. Mr. Rothrock has a B.S. in Business Management graduating Magna Cum Laude from Widener University, and holds a J.D. from the New York Law School with Bar admittance to New York, New Jersey, and Pennsylvania.

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James Bell, 54, specializes in financial management with more than 30 years of experience in the capital markets. As co-founder and chief executive officer of MPower Trading Systems, Mr. Bell is responsible for charting the company’s business course and overseeing all principal functions of the firm, including corporate strategy and deployment of initiatives, product, and partnerships. Mr. Bell has been at the forefront of online trading since its infancy. Prior to co-founding MPower in 2004, Mr. Bell served as managing director of trading development of thinkorswim-TD Ameritrade, Inc. from 2002-2011, where he led the company’s product and technology team to develop client digital content. Mr. Bell is co-founder and managing partner of ShadowTrader Technologies, which provides real-time digital financial research and education content to TD Ameritrade, Inc. (2004-present). Prior to MPower, Mr. Bell also co-founded B/C Interactive Trading Technologies in 2001, which was ultimately sold to MPower in 2004. Prior to B/C, Mr. Bell served as SVP of Janney Montgomery Scott, and before that position, with Morgan Stanley. Mr. Bell studied economics and business management at Frostburg State University. Mr. Bell holds multiple business accreditations and securities licenses, including FINRA Series 7, FINRA Series 55, and FINRA Series 63.

ITEM 5.03— AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 27, 2020, Investview’s board of directors adopted two amendments to Investview’s bylaws. The first sentence of Section Two of the bylaws was amended and restated to reflect that as long as the Voting Agreement is effective, the size of the board of directors shall be as set forth in the Voting Agreement. The first sentence of Section Eight of the bylaws was amended and restated to provide that as long as the Voting Agreement is in effect, any vacancy on the board of directors with respect to the directors designated under the Voting Agreement will be filled as provided in the Voting Agreement.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit
Number*	Title of Document	Location

Item 3	Articles of Incorporation and Bylaws
3.09	Certificate of Amendment to the Bylaws	Attached

Item 10	Miscellaneous
10.59	Securities Purchase Agreement between Investview, Inc., and DBR Capital, LLC dated as of April 27, 2020	Incorporated by reference to the Current Report on Form 8-K filed April 30, 2020

10.60	Voting Rights Agreement between certain Investview, Inc., stockholders and DBR Capital, LLC dated as of April 27, 2020	Incorporated by reference to the Current Report on Form 8-K filed April 30, 2020

10.61	Lock-up Agreement between certain Investview, Inc., stockholders and DBR Capital, LLC dated as of April 27, 2020	Incorporated by reference to the Current Report on Form 8-K filed April 30, 2020

10.62	Investor Rights Agreement between Investview, Inc., and DBR Capital, LLC dated as of April 27, 2020	Incorporated by reference to the Current Report on Form 8-K filed April 30, 2020

10.63	Convertible Secured Promissory Note by Investview, Inc., and DBR Capital, LLC dated as of April 27, 2020	Incorporated by reference to the Current Report on Form 8-K filed April 30, 2020

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: April 30, 2020	By:	/s/ Joseph Cammarata
Joseph Cammarata
Chief Executive Officer

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